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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): January 26, 1999





                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                  333-9532                 13-3836437
----------------------------       ------------          -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
     of Incorporation)              File Number)          Identification No.)



      245 Park Avenue
     New York, New York                                        10167
   ---------------------                                     ----------
   (Address of Principal                                     (Zip Code)
     Executive Offices)


Registrant's telephone number, including area code (212) 272-4095
                                                   ----- -------

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Item 5.  Other Events.
------   ------------

Filing of Computational Materials
---------------------------------

     In connection with the proposed offering of the Irwin Home Equity Corporation Home Equity Asset Backed Certificates, Series 1999-1 (the "Class A Certificates"), Bear, Stearns & Co. Inc., as the underwriter (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although Bear Stearns Asset Backed Securities, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, Computational Materials shall mean the Series 1999-1 term sheet, computer generated tables and/or charts displaying, with respect to the Class A Certificates, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as
Exhibit 99.1.



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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

     99.1  The  Computational Materials,  filed on Form 8-K dated  January 26,
           1999.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BEAR STEARNS ASSET BACKED
                                         SECURITIES, INC.



                                        By:  /s/ Jonathan Lieberman
                                            --------------------------------
                                             Jonathan Lieberman
                                             Vice President



Dated:  January 28, 1999




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                                  Exhibit Index
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Exhibit                                                              Page
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99.1     The Computational Materials, filed on Form 8-K                6
         dated January 26, 1999




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